Exhibit 99.1

Investor Day in Austin, TX - October 3, 2013

 Safe Harbor This presentation contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, and Section 21E of the Securities Exchange Act of 1934, which are intended to be covered by the safe harbors created by those laws. These forward-looking statements include information regarding our future plans and strategies. All statements included in this document that address activities, events or developments that we expect or anticipate may occur in the future, including our outlook and references to future plans are forward-looking statements. There are uncertainties, events and factors that could cause our actual results or performance to differ materially from those in the forward-looking statements contained in this presentation, including the following: general economic conditions, demand for advertising, competition for audience and programming, government regulations and new technologies. The foregoing list of factors is not exhaustive and new factors may emerge from time to time that could also affect actual performance and results. For additional information see the Risk Factors section of our Annual Report on Form 10-K and our other filings with the Securities and Exchange Commission which are available online at http://www.sec.gov or at http://www.linmedia.com. Although we believe that the assumptions underlying our statements are reasonable, any of these assumptions could prove to be inaccurate. In light of the significant uncertainties included in this presentation, our forward-looking statements speak only as of the date made and we undertake no obligation to update these forward-looking statements unless the securities laws require us to do so. 2

 Agenda 3 Industry + Company Overview Vincent Sadusky, President & CEO Broadcast Operations Scott Blumenthal, EVP Television Jay Howell, Regional VP Television Digital Media Robb Richter, SVP Digital Spectrum Brett Jenkins, VP & Chief Technology Officer Financial Overview Richard Schmaeling, SVP & CFO Questions & Answers

 Broadcast TV still the best way to reach large audiences; 2x more than Cable Fall network premieres most successful in years Source: Adage, SNL Kagan, Veronis Suhler Stevenson 2010-2014, TVB Media Comparisons Study and Pivotal Research Group 2013; May 2013 Nielsen Total Activity Report Total Day. 1. Survey of the public’s perception of advertising in media by delivery type. Strong TV Fundamentals Still the Best Way to Reach Mass Audiences Most Influential Advertising Medium (1) Significant Revenue Diversification Magazines 2.0% Newspapers 3.1% Radio 3.8% Internet 4.5% Mobile 0.9% 1% 2% 1% 96% 7% 19% 74% Ad Revenue Subscriber Fees Digital Revenue Network Comp 2018 2006 4 Local TV Stations’ Share of U.S. Ad Spend Increasing LIN 2013F: Ad Revenue 64%; Subscriber Fees 21%; Digital 15% 15:10 (Hrs:Min) Total Broadcast Time 5:30 (Hrs:Min) Total Cable Time Avg Person/Hrs Week Broadcast Networks Top 4 Cable Networks Broadcast Networks Double Cable’s CUME

 Steady Base of Local and National Advertising Political Ad Spend Continues at Double-Digit Growth Source: Pivotal Research Group, Pivotal US Media Forecast; Wall Street Journal: “Economic Forecasting Survey”, September 2013 $3.2 5 Strong Political Growth, Steady Core ($ in billions) Up 88% vs 2008 $27.9 $30.2 2% CAGR (2010-14E)

 An Acceleration of GDP Likely to Propel Advertising Source: Deutsche Bank estimates, International Monetary Fund, Magna Global, U.S. Census Bureau and U.S. Department of Commerce. Comprised of magazines, outdoor, radio and directories 6 Growth in U.S. Ad Spend vs. GDP -16.0% -12.0% -8.0% -4.0% 0.0% 4.0% 8.0%

7 TV Moving Towards Getting Fair Value for its Content Significant disparity between audience delivery and content fees remains TWC/CBS dispute highlights the value of Big 4 network affiliate content Reverse-retrans solidifies network / affiliate model Strong Retransmission Consent Fee Growth ($ in billions) 2012A – 2016E CAGR: 20% Source: SNL Kagan “Economics of Broadcast TV Retransmission Revenue”; 2013 edition. Broadcast TV Model Now Has Cable’s Dual Revenue Streams

 Digital Rising, TV Steady: Audience Behavior Shift Note: Ages 18+; time spent with each medium includes all time spent with that medium, regardless of multitasking; for example, 1 hour of multitasking online while watching TV is counted as 1 hour for TV and 1 hour for online; * includes all Internet activities on desktop and laptop computers; ** includes live, DVR and other pre-recorded video; *** offline reading only Source: eMarketer, July 2013 8 2010 2011 2012 2013 Digital 3:14 3:50 4:31 5:09 -Online* 2:22 2:33 2:27 2:19 -Mobile (nonvoice) 0:24 0:49 1:33 2:21 -Other 0:26 0:28 0:31 0:36 TV** 4:24 4:34 4:38 4:31 Radio 1:36 1:34 1:32 1:26 Print *** 0:50 0:44 0:38 0:32 -Newspapers 0:30 0:26 0:22 0:18 -Magazines 0:20 0:18 0:16 0:14 Other 0:42 0:36 0:20 0:14 Total 10:46 11:18 11:39 11:52 Average Time Spent Per Day with Major Media by US Adults, 2010-2013 hrs:mins

Source: Google, The New Multi-screen World: Understanding Cross-platform Consumer Behavior Daily Media Interactions: Multi Screen Opportunity A majority of our daily media interactions are screen based 9

Consolidation is Reshaping the Industry Landscape Note: Pro forma for all announced transactions Source: BIA, Company filings Sorted by households covered Two years ago (2010A) Today (2012PF) 10

Maximize Retransmission Revenue Minimize Reverse Compensation Best Practices in Staffing and Programming Centralization Best-in-Class Digital Strategy Scale Matters More than Ever The Benefits of Scale Negotiating leverage against MVPDs to maximize retransmission revenues Significant correlation between station group size and per sub fees Best-in-class digital strategies require significant resources Cost needs to be amortized over many markets to make economic sense Needed to offset shrinking ad share Centralization of items such as back office and master control are becoming more efficient as technology advances Many smaller players are not staffed and programmed in the most efficient way Negotiating leverage against syndicators to minimize programming costs Large groups partner to create original programs Negotiating leverage against networks to minimize reverse compensation 11 Driving Increased Free Cash Flow

 Industry Outlook Benefit from continued local ad recovery Ability to generate greater retransmission consent fees Unique & effective digital marketing services & solutions Retrans & reverse comp. to networks – network programming remains competitive Further consolidation More profitable, larger companies with greater market capitalization Broader investor base, driven by strong fundamentals, consolidation and IPOs Spectrum – mobile DTV, multi-casting, incentive spectrum auctions, leasing Catalysts Attractive Industry Fundamentals 12

13 Geographic Diversity New Markets LIN Markets Digital Sales Tech Centers Corporate Offices Expanded Shared Services & Tech Centers 7 New Markets & 4M HH 2 New Digital Acquisitions Digital Sales HQ & LIN Mobile LIN Media & LIN Digital’s New 24,000 sq ft HQs 23 Markets, 43 Stations, 10.5% of HH, 14 Multi-Station Markets Opened 3rd Tech Center

 11 affiliates 7 @ 12/31/14 1@ 9/18/16 1 @ 12/31/17 1 @ 6/30/15 1 @ 1/31/17 10 affiliates 10 @ 12/31/17 7 affiliates 7 @ 1/1/17 5 affiliates 1 @ 12/31/13 1 @ 12/31/15 2 @ 8/31/17 1 @ 9/30/17 8 affiliates 6 @ 9/17/16 1 @ 9/17/19 1 @ 9/17/20 8 affiliates 8 @ 9/28/14 1 affiliate 12/31/14 Note: Includes network affiliates owned, operated or serviced pursuant to local marketing or shared services agreements. Diverse, Long-Term Network Affiliations 14

Growing Multimedia Operations



Adjacencies
Local Content
Digital Marketing Solutions
Social
Streaming
Spectrum
Mobile
Local Ad Sales
National Ad Sales
Core
Subscriber Fees

- Revenues up 36% June YTD vs. PY
- LIN Digital ranking among the Top 30 Ad Networks[(1)]
- 6% growth in same station revenues excluding political vs. PY
- 45% growth in same station retransmission consent fees vs. PY
- 89% of our measured station web sites & mobile properties are ranked number #1 or #2 based on unique visitors[(2)]
- Unduplicated desktop reach 80M, 36% of total U.S. Internet audience[(3)]
- Launched new Mobile and Social Media Management Products

LIN has transformed into a more diversified, multimedia company with superior content and marketing solutions for every screen

[1]comScore Media Metrix, Display Ad Ecosystem, Advertising Networks and Buy Side Adv Network. comScore Media Metrix, Audience Duplication, June 2012 vs. June 2013

[2]According to comScore's June 2013 Multi-Platform Media Metrix report, 89% of the Company's websites and mobile properties, in comScore measured markets, ranked number one or number two in their local market for total unique visitors/viewers versus the Company's measured local broadcast competitors.

[3]According to comScore's June 2013 Media Metrix report, the Company's unduplicated desktop reach exceeded 80 million U.S. unique visitors, reaching over 36% of the total U.S. Internet audience.

15

 Integrated Media Solutions ‘Under One Roof’ We utilize any combination of our multiplatform products to develop customized campaigns that reach target audiences & generate results We are Building Deeper Relationships with Advertisers by Offering Innovative Local Opportunities Search Marketing Video Local Television Market-leading news Unique local programming Top-rated syndicated programs Digital Media Targeted Websites Mobile Social 16

Broadcast Operations Scott Blumenthal, EVP Television Jay Howell, Regional VP Television

Operating Strategies Grow Market Revenue Share Drive improved ratings (still what matters most) Selectively add sub-channels Expand news inventory and coverage (investigative) Broaden the TV market through business development Gain added share of wallet and deepen local advertiser relationships via expanding digital offerings Improve Profitability Leverage existing resources to create more proprietary multiplatform content (e.g., lifestyle shows) Exploit technology to reduce costs and improve productivity Peer and internal benchmarking Special focus on improving the performance of key, former New Vision markets 18

 Household Rating Analysis, July ‘13 LIN’s Ratings Outperform its Peers Source: Nielsen Media Research, July 2013 M-Sun/6a-2a. All Nielsen data included in this presentation represents Nielsen’s estimates, and Nielsen has neither reviewed nor approved the data included in this presentation. 19

Early AM News Noon News Evening News Late News All Daypart News Steady Local News Ratings July ‘13 vs. Prior Year: HH’s % Difference (Monday – Friday) LIN’s Big-4 stations Outperformed Network Affiliates’ National Average by +24% Big 4 Stations, Local News Dayparts 20 Source: Nielsen Media Research, July 2013. All Nielsen data included in this presentation represents Nielsen’s estimates, and Nielsen has neither reviewed nor approved the data included in this presentation.

 Unique Local Programming Investing in Local Programming (in hours) Strong & Innovative Programming, Provides Marketers Access to High-Value, Loyal Local Audiences 21 Note: 2Q’11 and ’12 are pro forma for the acquisition of the New Vision stations Local Lifestyle

 22 Political broke records in 2012 2014 is the first non-presidential election cycle where super-PACs are expected to have a significant impact LIN has significant exposure to battleground states, like Ohio, Wisconsin and Virginia LIN’s Growing Political Ad Category (gross dollars in millions; Pro forma for acquisitions) $103.1 10% CAGR

LIN's Strong Net Retransmission Consent Fee Growth

(dollars in millions)

- Broadcast delivers 35% of audience, but only gets 7% of programming fees (dollar gap of >$10B)^
- 95 out of 100 top rated shows are broadcast
- Net growth is expected to slow as reverse-retrans increases to ~50%^ over the next 5 years



$130+
CAGR ~35%
Revenue
$30.1
Net
$30.1
CAGR ~25%
$90+
2009
2013E

^ SNL Kagan and Wells Fargo Securities, LLC estimates.

23

Digital Media Robb Richter, SVP Digital

2008 2009 2010 2011 Established strategy, products & teams Redesigned station sites Built new CMS platform Monetized products Solidified base business/set stage for growth Acquired RMM (now LIN Digital) Focused on multiplatform training & toolbox expansion for customer growth 1st in mkt Android & iPad apps Invested in EndPlay Advanced training & innovation Built ‘Digital Ecosystem’ Controlling interest in Nami Media Opened Digital Sales HQ in NYC, offices in LA and Chicago Launched LIN Mobile 40 EEs $5M Rev 89 EEs $8.5M Rev 97 EEs $12.9M Rev 162 EEs $28.7M Rev 229 EEs $40.1M Rev 284 EEs $56.8M Rev 2012 Digital Media Evolution Controlling interest in HYFN Controlling interest in Dedicated Media Opened Digital Operations HQ in Austin >400 EEs >$100MRev* 2013E 25 * Pro forma for the acquisition of HYFN and Dedicated Media as if on 1/1/13

Peer Comparison – Q2‘13 Digital Revenue 26 (dollars in millions) LIN Leads Industry – 3x Nearest Peer $1.2 $5.0 $10.0 $15.0 $20.0 $25.0 $30.0 $0.0

27 185 billion – 2013 digital ad dollars in North America 65% digital marketing now performance-based 22% of total ad spend in 2013 is digital; 12% in 2008 61% Internet users that are mobile users 1 in 8 total page views from mobile devices 17% of 2013 US digital ad spending to be mobile 27% of consumer time spent on social networks 11 billion – social media advertising revenue by 2017 Performance Marketing Planning & Buying Display & Rich Media Video Search PPC Tier I, II, III Agency & Direct Clients & Publishers Proprietary technology identifies, engages, clean audiences “Target-ability” = ROI Premium Publisher Relations & Inventory Proprietary Ad Units – LIN ONE Creative & Delivery Client Real-time Dashboard Mobile ROI Platform-Agnostic Proprietary Social Media Management Platform Facebook Preferred Developer – 1 of 3 companies to have all four badges, including Ads Badge Creative, Development & Implementation LIN Digital Media Continues to Differentiate Mobile Social Media Marketing Services 300+ AEs presenting a diversified suite of marketing/advertising solutions for every screen – national, regional and local Source: BIA/Kelsey, IAB, eMarketer

Digital: Meaningful Contributor to Mid-Term EBITDA Growth

- Given the expected growth of digital media, we believe that a revenue CAGR of ~25% through 2016 is reasonably possible
- We project that with this added scale that we can achieve a mid 20s operating margin

LIN Digital Media - Projected Organic Growth

(dollars in millions)


Revenue
> $100*
CAGR ~25%
$190-$210
Revenue CAGR 2010-13PF = ~59%
~$35 of incremental EBITDA
2013E
2016E
% of net revenues
~15%
20+%
% OCF
Low Teens
Mid 20s

* Pro forma for the acquisition of HYFN and Dedicated Media as if on 1/1/13

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Digital M&A Further opportunity to expand our product offering and gain an increasing share of our clients’ advertising budgets Programmatic Video (including vertical product) Search Advertising product Mobile product Creative (agencies that can drive media buying opportunities) Significant opportunity to leverage existing capabilities, relationships and know how to increase our participation in digital growth 29

30 2013 Internet IPOs Pricing Date Company IPO Stock Price Performance Since IPO Current Stock Price Current Market Cap 2013E Rev. Multiple 2013E EBITDA Multiple 9/19/2013 Rocket Fuel Inc. $29.00 101.0% $58.29 $1,967.8 NA NA 8/8/2013 Cvent, Inc. 21.00 68.3% 35.35 1,511.7 13.6x 131.6x 8/6/2013 YuMe, Inc. 9.00 26.2% 11.36 347.1 2.6x 94.6x 7/18/2013 RetailMeNot, Inc. 21.00 85.5% 38.96 1,869.2 11.0x 28.9x 6/26/2013 Tremor Video, Inc. 10.00 2.4% 10.24 519.7 4.9x NM 5/22/2013 ChannelAdvisor Corporation 14.00 153.6% 35.51 711.7 9.5x NM 5/16/2013 Marketo, Inc. 13.00 142.6% 31.54 1,217.3 12.2x NM 5/16/2013 Tableau Software, Inc. 31.00 131.9% 71.89 4,308.5 20.2x NM 2/14/2013 Xoom Corporation 16.00 98.1% 31.69 1,157.0 9.0x 127.7x Mean 70.2% 9.7x 95.7x Median 83.2% 9.5x 111.1x Internet IPO Market Update ($ in millions, except per share figures) Source: Capital IQ, Company filings, September 2013 LIN’s Growing Digital Business Could Have High Market Valuation

Spectrum Brett Jenkins, VP & Chief Technology Officer

 Spectrum – Options for Unlocking Value 32 Proposed Auction/ Repacking Starts FCC Report and Order FCC 600 MHz Spectrum Auction Timeline Status Quo 600MHz Auction Alternatives Current use: Distribution of linear TV for OTA TVHH Distribution network for MVPDs Sale of Spectrum: Opportunity to divest non-core assets? Opportunity for channel sharing? Retrench into VHF? Future Options: Mobile DTV Currently broadcasting Mobile DTV in Austin Broadcast Bit Exchange A next gen broadcast platform could enable service to mobile operators, MVPD’s or alternative programming suppliers in response to growing demand for mobile video Ultra HD Hold for a future market based transaction Wide Range of Emerging Options to Further Exploit Spectrum

LIN’s Current Spectrum Holdings LIN has significant spectrum and is well positioned to take advantage of opportunities 1 Need to develop a good way to present data around our licenses. Type of License Total # of 6MHz Licenses MHz-pop Full Power – Big 4, Main Station 26 347 M Full Power – Non-Big 4 and Satellites 13 88 M Class A 22 48 M LMA/SSA/JSA Stations 9 115 M Example Case Study: WCTX – MyNet Affiliate in New Haven, CT Spectrum auction valuation is very high due to demand for spectrum in the NYC area B Block benchmark of $4.44/MHz-pop Source: LIN Media internal estimates

Financial Overview Richard Schmaeling, SVP & CFO

35 Historical Financial Summary Expanding margin through increased scale and continuous improvement Powerful operating leverage amplifies benefit of revenue growth Record FCF and EBITDA conversion in 2012 Net Revenue Adjusted EBITDA % Margin 31% 26% 35% 31% 40% Free Cash Flow % of EBITDA 22% 27% 50% 41% 77% Capital Expenditures % of Revenue 7% 3% 4% 5% 5% (dollars in millions) 8% CAGR 16% CAGR Source: LIN Supplemental Financial Data schedules (available at linmedia.com) * Includes $27 million of cash generated from discontinued operations. FCF % of EBITDA = 65% excluding this source.

36 June YTD Results of Operations YTD June 30, 2013 Change in Costs Results Summary Drivers of Cost Increases (dollars in millions) Same station revenue growth of 2% (6% excluding political) Costs up $72 million or 48% EBITDA up 14% Less than 1% of expense growth driven by same station TV operations (costs about flat YoY) Renewed affiliation agreements for 7 NBC stations 1/1/13 – big driver of jump in reverse-retrans expense +36% $74 $84 Revenue Adjusted EBITDA % Margin 33% 28% $72 or +48% TV expense < 1% Reverse-Retrans 14% Digital 16% Station Acquisitions 70%

Key Credit Metrics Net LTM Leverage 5.9x 3.3x CAGR 16% Adjusted EBITDA 37 (dollars in millions) Ample liquidity ($100 million cash + revolver); Low weighted average cost of debt (5.6%) No near term maturities; Significant covenant cushion Increased revenue diversity significantly improves FCF stability Resolution of NBC JV adds ½ turn of leverage; Spurs credit ratings upgrades Financial policy – Preserve / build financial capacity to participate in consolidation; Longer term leverage target of 3.5/4.0x even/odd Strong EBITDA growth and a focus on paying down debt drives significant reduction in leverage

 Investment Consideration Summary 38 Healthy TV fundamentals Industry leading performance Improving operating margin Strong ratings Significant retransmission consent fees growth Rapidly growing digital platform Meaningful revenue diversification Lowest debt leverage in nearly a decade Strong believer in the benefits of consolidation Increased bargaining power with MVPDs, networks and syndicators Creates greater scale to amortize digital and technology investments Leverages existing administrative and technical shared services capabilities Adds further network and geographic diversity Significant growth in free cash flow

$6.00 LIN Situation Update ____________________ Source: Yahoo! Finance NYSE: LIN - Up 361% in the last 12 Months Last 12 Months 7/30/13: Announced Q2’13 Results Net revenues increased 36% y-o-y to $164mm Core and national revenue increased 30% y-o-y LIN shares traded up 8% upon announcement of earnings and LLC merger completion 7/30/13: Announced completion of LLC merger transaction 5/9/13: Announced Q1’13 Results: Net revenues increased 37% y-o-y to $141mm Net national revenues increased 28% y-o-y 2/28/13: Announced Q4’12 Results Net revenues increased 76% y-o-y to $196mm Net national revenue increased 25% y-o-y Net political revenues were $46mm as compared to $24mm and $20mm during Q4’10 and Q4’08 11/8/12: Announced Q3’12 Results: Net revenues increased 36% y-o-y to $133mm Net national revenues increased 11% y-o-y 10/4/12: Issued $290mm Senior Notes due 2021 2/12/13: LIN announced resolution of NBC JV overhang 39 10/1/12 11/30/12 1/30/13 4/1/13 5/30/13 7/30/13 9/30/13 $4.00 $8.00 $10.00 $12.00 $14.00 $16.00 $18.00 Performance Last: 1 month +21.06% 3 months +31.24% 6 months +88.04% 12 months +361.14% 4/4/13 & 4/10/13: Controlling interest in HYFN and Dedicated Media $20.00 $22.00

 40 Non-GAAP Financial Measures The Company reports and discusses its operating results using financial measures consistent with generally accepted accounting principles (“GAAP”) and believes this should be the primary basis for evaluating its performance. Non-GAAP financial measures such as Broadcast Cash Flow (“BCF”), Adjusted Earnings Before Interest, Taxes, Depreciation and Amortization (“EBITDA”) and Free Cash Flow (“FCF”) should not be viewed as alternatives or substitutes for GAAP reporting. However, BCF, Adjusted EBITDA and FCF are common supplemental measures of performance used by investors, lenders, rating agencies and financial analysts. As a result, these non-GAAP measures can provide certain additional insight about the market value of the Company and its stations; the Company’s ability to fund acquisitions, investments and working capital needs; the Company’s ability to service its debt; the Company’s performance versus other peer companies in its industry; and other operating performance trends for its business. The Company makes available reconciliations of its operating income, a GAAP reporting measure, to BCF, Adjusted EBITDA and FCF on the Company’s website. In addition, the Company provides additional information on its website, at the same location, regarding historical revenue by source, pro forma income statement information and certain other components of cash flow. Interested parties should go to the Investor Relations section of www.linmedia.com.

Senior Management Profiles

 Strong Management Team 42 Name Position Years at LIN Years in Industry Vince Sadusky President and CEO 9 19 Scott Blumenthal EVP Television 30 43 Rich Schmaeling SVP Chief Financial Officer 5 9 Robb Richter SVP Digital 7 17 Denise Parent SVP Chief Legal Officer 16 20 Brett Jenkins VP CTO 2 21 Becky Duke VP Distribution 6 14 Kim Davis VP Human Resources 1 1 Jay Howell Regional VP Television 11 24 LIN’s senior management has an average of 19 years of industry experience.

 43 Vince Sadusky - Biography Vince Sadusky is President and Chief Executive Officer of LIN Media. Mr. Sadusky was appointed to this position in 2006 after serving as Chief Financial Officer of the Company since 2004. Prior to LIN Media, Mr. Sadusky served as Chief Financial Officer and Treasurer of Telemundo Communications, Inc., the Hispanic broadcasting network and station group. During his 10 year tenure at Telemundo, he made significant contributions to the company’s growth and success, including Telemundo’s IPO in 1994 and the network’s merger with NBC in 2001. Prior to joining Telemundo, he performed attestation and consulting services for seven years with Ernst & Young, LLC, one of the world’s leading professional services organizations. Mr. Sadusky currently serves on the board of directors of International Game Technology (IGT), Hemisphere Media Group, Inc., and he is Treasurer of the NBC Affiliates Board. Previously, Mr. Sadusky served on the Open Mobile Video Coalition (OMVC), to which he was President from 2011 until their integration into the National Association of Broadcasters in January 2013. He also co-founded and served on the board of directors of JVB Financial Group, LLC (2001 - 2011) until it was acquired by Institutional Financial Markets, Inc. and Maximum Service Television, Inc. (2006 - 2011) until it was merged into the NAB. Mr. Sadusky received his MBA degree from New York Institute of Technology and his BS in accounting from Penn State University, where he was a University Scholar.

 44 Rich Schmaeling - Biography Rich Schmaeling is Senior Vice President Chief Financial Officer of LIN Media. Mr. Schmaeling oversees all aspects of the Company’s financial, accounting, tax, investor relations, and compliance matters. In addition, he is actively engaged in the Company’s strategic broadcast and digital media initiatives. Mr. Schmaeling is a Certified Public Accountant with more than twenty years of financial and operational experience in developing and executing strategic plans to accelerate profitable growth. Prior to LIN Media, he was Vice President, Finance at Dow Jones & Company, Inc., where he managed the financial planning, analysis, general accounting and transaction processing services for nine business units worldwide. In addition, during his tenure at Dow Jones, Mr. Schmaeling played an instrumental role in the transformation of Dow Jones into a more diversified, multi-media content and information services company and in facilitating the acquisition by News Corporation. Mr. Schmaeling earned his B.S. in Accounting, magna cum laude, from Rutgers University.

 45 Scott Blumenthal - Biography Scott Blumenthal is Executive Vice President Television of LIN Media. Mr. Blumenthal oversees the operations for all of the Company’s 43 television stations and 7 digital channels, and was appointed to this position in 2006 after serving as Vice President Television since 2005. Mr. Blumenthal launched his broadcasting career in 1970, after earning a Bachelor of Science degree in Communications from Indiana State University. He worked in virtually every department at WTWO-TV in Terre Haute and WRTV-TV in Indianapolis before partnering to develop an advertising agency, commercial syndication and animation studio. In 1983, Mr. Blumenthal was recruited by LIN Media to be the Local Sales Manager for WISH-TV in Indianapolis, and in 1994, to be the President and General Manager of WOOD-TV and WOTV-TV, both located in Grand Rapids, Michigan. He returned to WISH-TV as President and General Manager in 1999 before being named Regional Vice President for LIN Media in 2002. In 2005, Mr. Blumenthal was promoted to Vice President Television and then a year later, was promoted again to his current position of Executive Vice President Television. Mr. Blumenthal has been involved with numerous community organizations over the years and is also the recipient of several awards, including the national first place award from the Retail Merchants Association, five Addy awards from the American Advertising Federation, the Grand Rapids Galaxy Award for “Community Service Leader” and the American Women in Radio and Television’s (AWRT) award for “Professionalism in Television Management”. In 2012, he received the Indiana Broadcasters Association Lifetime Achievement Award. Mr. Blumenthal is Past Chairman of both the Indiana Broadcasters Association and the Michigan Broadcasters Association. He currently serves on the Board of the Television Bureau of Advertising. He also served as Treasurer of the CBS Board of Affiliates in 2005 and was promoted to Chairman of the Board in 2007. Mr. Blumenthal was re-elected to the Board of Directors for the National Association of Broadcasters in 2012, having served on that Board since 2007. A native of Indiana, Mr. Blumenthal received his BS in Radio and Television Communications from Indiana State University.

 46 Robb Richter - Biography Robb Richter is Senior Vice President Digital for LIN Media. Mr. Richter oversees the company’s multiscreen strategy, revenue and operations, as well as its digital media business, including LIN Digital, LIN Mobile, HYFN, Dedicated Media and other strategic digital investments and digital M&A. Mr. Richter joined the company in 2006 to build its digital business, and under his leadership, LIN Media now operates 30 digital sales offices around the country, including New York, Los Angeles and Chicago, its TV station websites rank #1 or #2 in all of its measured markets for page views and overall engagement as compared to their measured local broadcast competitors on all digital screens. Under his guidance, LIN Media has made multiple acquisitions in the digital ecosystem and digital media revenues have achieved multimillion dollar growth. Previous to LIN Media, Mr. Richter served as Vice President of Marketing and Sales Planning for ShopNBC from 2001 to 2006, prior to which he consulted the newspaper industry including Knight Ridder and Hearst in circulation marketing; and has been in media and marketing management for the past 20 years, after attending the University of Minnesota. He serves on the Board of Directors for LIN Digital, LIN Mobile, Nami Media, Inc., HYFN, Dedicated Media, EndPlay, Inc. and Speech Conversion Technologies. He is also a member of the Interactive Advertising Bureau (IAB), Mobile Marketing Center of Excellence and Mobile Marketing Association.

 47 Denise Parent - Biography Denise Parent is Senior Vice President Chief Legal Officer of LIN Media. She was appointed to this position in 2011 after serving as Vice President General Counsel and Secretary since 2006. Ms. Parent oversees all aspects of the Company’s legal matters and acts as principal legal advisor for various corporate transactions, including mergers, acquisitions and joint ventures, as well as legal compliance and regulatory matters. Since joining the Company in 1997, she has made significant contributions to its growth and success, including handling the legal matters for the Company’s 2002 IPO, the Company’s 2013 LLC merger transaction, and various acquisitions, capital structures and financings. Prior to her positions with LIN Media, Ms. Parent was Senior Corporate Counsel for The Providence Journal Company where she was responsible for the legal affairs of the company’s eleven television stations, as well as Corporate Associate with the law firm of Adler Pollock & Sheehan. Ms. Parent is a member of the Rhode Island, Massachusetts and American Bar Associations as well as the Federal Communications Bar Association. She holds a BS from Northeastern University and a JD from Boston College Law School.

48 Brett Jenkins is Vice President Chief Technology Officer of LIN Media. Mr. Jenkins oversees the company’s IT and engineering functions and advises the executive team on new technologies, trends and best practices for integration. He is also responsible for developing new business models across all areas of technology, including broadcast, Internet, and mobile; and maximizing the growth and efficiency of all broadcast and digital operations. Previous to LIN Media, Mr. Jenkins served as Vice President of Technology for ION Media Networks. During his tenure, he identified new business models for mobile media and helped lead the industry’s standardization around broadcast mobile TV. Mr. Jenkins also held executive positions for Thales Broadcast & Multimedia and Thomson. Early in his engineering career, Mr. Jenkins managed modulator and exciter technology and development for broadcast products. He was the lead US engineer in a global team responsible for the development of Digital Adaptive Precorrection technology. Thales received an Emmy award for pioneering this technology in 2003. Mr. Jenkins currently serves on the Board of the Advanced Television Systems Committee (ATSC), an international, non-profit organization that is developing voluntary standards for digital television. He also served on the External Advisory Board for the University of Massachusetts’ Department of Electrical and Computer Engineering and was a member of the FCC’s Communications Security, Reliability, and Interoperability Council. Mr. Jenkins earned his Bachelor of Science in Electrical Engineering (BSEE), cum laude, from University of Massachusetts, Amherst in 1992 and his Master of Business Administration (MBA) from Boston University in 2005. Brett Jenkins - Biography

 49 Becky Duke - Biography Becky Duke was named Vice President Distribution of LIN Media in 2007. Prior to joining LIN Media, Ms. Duke served as Senior Counsel for the Telecommunications Group at Holland & Knight, LLP in the firm’s Washington, D.C. and Boston offices. While in that role, Ms. Duke had a specialized regulatory and transactional practice representing broadcast and cable clients before the FCC and negotiating programming and carriage agreements. Prior to Holland & Knight, Ms. Duke was Assistant County Attorney for Palm Beach County, Florida, where her responsibilities included cable and telecommunications and negotiating franchise agreements with cable companies. Ms. Duke received her BA in History from Rhodes College and her JD, with Honors, from George Washington University. She is admitted to the bar in the State of Florida, the District of Columbia and the Commonwealth of Massachusetts. She is a member of the Federal Communications Bar Association, American Women in Radio and Television and Women in Cable and Telecommunications.

 50 Kim Davis - Biography Kim Davis is Vice President Human Resources of LIN Media. She was appointed to this position in June 2013. Ms. Davis is responsible for developing and executing strategic employee initiatives that support the Company’s overall business plan and strategy. She also provides leadership and support to all business units in human resources related matters, including recruitment, training and development, retention, succession planning, performance management, culture creation, employee relations, compensations and benefits, diversity, and health and wellness. Ms. Davis joined LIN Media after serving as Director, Human Resources Business Partner for Advanced Micro Devices (AMD), an innovative technology company headquartered in Sunnyvale, CA, where she strategically partnered with global business units by providing strategic talent management plans, executive coaching, culture creation, performance management and rewards, organization development and change management. Prior to AMD, Ms. Davis was Director of Human Resources for Dougherty’s Holding, Inc., which operates several retail pharmacies in major Texas metropolises, and Human Resources Manager Worldwide of S2 Systems, Inc., an independent manufacturer of IP-based physical security and video management systems. Ms. Davis holds a Bachelor of Arts in Speech Communication from Texas A&M University.

 51 Jay Howell - Biography Jay Howell is Regional Vice President Television of LIN Media. He was appointed to this position in October 2012. Mr. Howell oversees operations of the Company’s owned or operated television stations that are located in Providence, RI; Springfield, MA; Norfolk, VA; Buffalo, NY; Dayton, OH; Mason City, IA; and Topeka, KS. Mr. Howell began his career at LIN Media in 2002 as President and General Manager of WPRI-TV (CBS) and WNAC-TV (FOX). During his tenure, he successfully grew revenue through the growth of audiences both on-air and online, staff development, and relationships with clients and viewers in the local community. Previous to WPRI-TV and WNAC-TV, Mr. Howell served as General Manager of KRBC-TV in Abilene, TX and KACB-TV in San Angelo, TX. He launched his broadcasting career at WTOV-TV in Steubenville, OH in 1989, serving as an Account Executive and then Sales Manager. Mr. Howell served on the FOX Affiliate Board of Governors from 2005-2011, and currently serves on the boards of several non-profit organizations in Rhode Island, including Meeting Street, Crossroads and The Providence Performing Arts Center. He received his bachelor’s degree from Carnegie Mellon University.